abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Fund

(the “Fund”)

Supplement dated September 20, 2024 to the Fund’s Summary Prospectus,

dated February 29, 2024, as supplemented to date (the “Summary Prospectus”)

As a result of a transition of responsibilities among portfolio management teams, Jamie Mills O’Brien will no longer be primarily responsible for day-to-day management of the abrdn U.S. Sustainable Leaders Fund. All references to Mr. O’Brien in the Summary Prospectus are deleted effective immediately.

Accordingly, effective immediately, the following replaces the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 8 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanna McIntyre, CFA®	Investment Director	2023

Please retain this Supplement for future reference